UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 12, 2005

Digene Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-28194	52-1536128
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1201 Clopper Road, Gaithersburg, Maryland		20878
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(301) 944-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Settlement of Litigation Matter

On July 12, 2005, Digene Corporation ("Digene") entered into a Settlement and License Agreement (the "Agreement") with Georgetown University ("Georgetown") and settled its pending litigation with Georgetown. Under the Agreement, Digene was granted irrevocable, world-wide, exclusive, royalty-bearing licenses with the right to grant sublicenses under Georgetown's U.S. Patent No. 5,643,715 (the "’715 Patent") and U.S. Patent No. 5,057,411 (the "’411 Patent"). The parties provided mutual releases for all past claims in the Agreement. Digene also received releases and covenants not to sue from Georgetown for all current products of Digene covered by the license grant, and covenants not to sue from Georgetown under the ‘715 Patents and ‘411 Patents for future licensed products.

Under the Agreement, Digene is making an initial payment to Georgetown of $3.75 million, and Digene agreed to make a second payment to Georgetown of $3.75 million no later than October 15, 2005. Digene will also pay Georgetown royalties on future net sales of products covered by the license grants. Digene’s obligation to make royalty payments will end on July 1, 2014 for the ‘715 Patent and will end on October 15, 2008 for the ‘411 Patent, unless earlier terminated in accordance with the terms of the Agreement.

The parties will file a Joint Stipulation and Order of Dismissal with Prejudice with the U.S. District Court for the District of Columbia to dismiss the litigation between Digene and Georgetown.

Digene will file the Agreement as an exhibit to its Annual Report on Form 10-K for the fiscal year ended June 30, 2005 and intends to seek confidential treatment for the material confidential terms of the Agreement.

Item 7.01 Regulation FD Disclosure.

On July 14, 2005, Digene issued a press release announcing the settlement of its pending litigation with Georgetown. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is being filed herewith:

99.1 Press release issued by Digene dated July 14, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digene Corporation

July 14, 2005	By:	/s/Charles M. Fleischman

Name: Charles M. Fleischman
Title: President, Chief Operating Officer and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Digene dated July 14, 2005.